                                  SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  under Rule 14a-12

                                   NUCO2 INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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                  computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

         / /      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting
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paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement no.:

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         (4)      Date Filed:

                                       -2-

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                                                                October 29, 2001

Dear Shareholder:

            You are cordially invited to attend the Annual Meeting of
Shareholders of NuCo2 Inc. on Thursday, December 13, 2001, beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E. Ocean Boulevard, Stuart, Florida 34996. I look forward to greeting those of you who are able to attend.

            At the Annual Meeting, you will be asked to elect eight Directors and to approve amendments to our stock option plans. Your Board of Directors recommends that all shareholders vote in favor of the election of the nominated
Directors and to amend the stock option plans.

            Your vote is important. Whether or not you plan to attend the Annual
Meeting and regardless of the number of shares you own, after reading the enclosed Proxy Statement, please mark, sign, date and return your proxy card or voting instruction form promptly in the envelope provided. This year, many shareholders will have a choice of voting by telephone, over the Internet or by using a traditional proxy card or voting instruction form. Check your proxy materials to see which options are available to you.

            We value your support as owners of our company, and we thank you in advance for your participation.

                                        Sincerely,

                                        Michael E. DeDomenico
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 13, 2001
                            -------------------------

            The Annual Meeting of Shareholders (the "Annual Meeting") of NuCo2
Inc. (the "Company") will be held on Thursday, December 13, 2001, beginning at
10:00 a.m., local time, at the Hutchinson Island Marriott Beach Resort and
Marina, 555 N.E. Ocean Boulevard, Stuart, Florida 34996, for the following purposes:

            1.    To elect eight Directors to serve until the next annual
                  meeting of shareholders and until their respective successors are elected and qualified;

            2.    To amend the Company's 1995 Stock Option Plan to increase the number of shares available for issuance thereunder from
                  1,550,000 shares to 1,950,000 shares;

            3.    To amend the Company's Directors' Stock Option Plan to
                  increase the number of shares available for issuance
                  thereunder from 60,000 shares to 110,000 shares; and

            4.    To transact such other business as may properly come before the Annual Meeting.

            Only holders of record of the Company's common stock and preferred stock at the close of business on October 18, 2001, the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

            PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD OR VOTING
INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR SUBMIT YOUR
PROXY BY TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, TO ENSURE YOUR REPRESENTATION. ANY RECORD HOLDER WHO IS PRESENT AT THE
ANNUAL MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY, THEREBY CANCELING ANY
PREVIOUS PROXY.

                                         By Order of the Board of Directors

                                         Eric M. Wechsler
                                         SECRETARY

October 29, 2001

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997
                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 13, 2001

                            -------------------------

GENERAL

            This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of NuCo2 Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders of
the Company (the "Annual Meeting") to be held on Thursday, December 13, 2001, beginning at 10:00 a.m., local time, at the Hutchinson Island Marriott Beach
Resort and Marina, 555 N.E. Ocean Boulevard, Stuart, Florida 34996, and at any
adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

            This Proxy Statement and the accompanying proxy card or voting instruction form are first being mailed to shareholders of the Company entitled to vote at the Annual Meeting on or about October 29, 2001.

OUTSTANDING SECURITIES AND VOTING RIGHTS

            Only holders of record of the Company's common stock, $.001 par value ("Common Stock") and Series A 8% cumulative convertible preferred stock, no par value ("Series A Preferred Stock") at the close of business on October
18, 2001, the record date (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 8,656,125 shares of Common
Stock were outstanding, each of which is entitled to one vote on all matters properly submitted at the Annual Meeting. In addition, 5,000 shares of Series A
Preferred Stock were outstanding on the Record Date, each of which is entitled to vote on an "as converted basis" together with the holders of the Common Stock as a single class on all matters properly submitted at the Annual Meeting. On the Record Date, the outstanding shares of Series A Preferred Stock were convertible into 581,031 shares of Common Stock, each of which is entitled to one vote on all matters properly submitted at the Annual Meeting.

            A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. An abstention is deemed "present" but is not deemed a "vote cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of Directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition. Broker "non-votes" occur when a person holding shares through a bank or brokerage firm account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Broker
"non-votes" and the shares to which a shareholder abstains are included in determining whether a quorum is present.

PROXY VOTING

            Shares for which proxy cards or voting instruction forms are properly executed and returned, or properly voted via the Internet or telephonically, will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR"
the election of each of the nominees to the Board of Directors, "FOR" the amendment to the Company's 1995 Stock Option Plan and "FOR" the amendment of the
Company's Directors' Stock Option Plan. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the
Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

            The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of
Common Stock or Series A Preferred Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our share transfer agent, Continental Stock Transfer & Trust Company, a proxy card for voting those shares will be included with this Proxy Statement.

            If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this Proxy Statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

            If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card.
If you own shares through a bank or brokerage firm account, you may attend the
Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the
Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

            Any shareholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            In accordance with the Company's bylaws, the Board of Directors has fixed the number of Directors constituting the Board at eight. The Board of
Directors has proposed that the following eight nominees be elected at the
Annual Meeting, each of whom will hold office until the next annual meeting of shareholders and his successor shall have been elected and qualified: Michael E.
DeDomenico, Craig L. Burr, Robert L. Frome, Daniel Raynor, Edward M. Sellian,
John L. Walsh, Jr., Richard D. Waters, Jr. and John E. Wilson. Each of the
nominees is currently a Director of the Company. Unless otherwise instructed, it is the intention of the persons named as proxies to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the eight nominees will be available to serve as
Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

            The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, shall be elected Directors. Holders of Common
Stock and Series A Preferred Stock are not allowed to cumulate their votes in the election of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

            Biographical information regarding each of the nominees for the
Board of Directors is set forth below:

            MICHAEL E. DEDOMENICO, age 54, has been Chief Executive Officer of the Company since September 2000 and President of the Company and a Director
since June 2000. In October 2001, Mr. DeDomenico was elected Chairman of the
Board. From March 1998 to July 2000, Mr. DeDomenico was president and chief executive officer of Praxair Distribution, Inc., a subsidiary of Praxair Inc.
Mr. DeDomenico had been employed by Union Carbide Corp. in various capacities since 1969 and when Praxair was spun-off by Union Carbide in 1992, he was named president of Praxair Canada. The following year he was appointed president of
Praxair Europe and in March 1998 was named president and chief executive officer of Praxair Distribution. Mr. DeDomenico has a B.S. degree in economics and finance from Hofstra University and an M.B.A. degree from Georgia State
University.

            CRAIG L. BURR, age 56, has been a Director since May 1999. Mr. Burr has been a managing general partner of Burr, Egan, Deleage & Co., a venture capital firm, since 1979. Mr. Burr has a B.A. degree from Harvard College and an
M.B.A. degree from the Harvard Graduate School of Business Administration.

            ROBERT L. FROME, age 61, has been a Director since December 1995.
Mr. Frome has been engaged in the practice of law for more than the past five years as a senior partner of the law firm of Olshan Grundman Frome Rosenzweig &
Wolosky LLP. Mr. Frome is a director of Healthcare Services Group, Inc., the nation's largest provider of housekeeping services to long-term healthcare facilities. Mr. Frome has a B.S. degree from New York University, an L.L.B.
degree from Harvard University and an L.L.M. degree from New York University.

            DANIEL RAYNOR, age 41, has been a Director since February 1998. Mr.
Raynor is a managing general partner of The Argentum Group, a private equity firm, a position he has held since 1987. Mr. Raynor is a director of COMFORCE
Corporation and Dynamic Healthcare Technologies, Inc., both publicly-traded companies, as well as several privately held companies. He received a B.S.
degree in economics from The Wharton School, University of Pennsylvania.

            EDWARD M. SELLIAN, age 59, has been a Director since 1991, serving as Chairman of the Board until October 2001. From 1991 to September 2000, Mr.
Sellian was also Chief Executive Officer of the Company. Mr. Sellian founded the
Company in 1990.

            JOHN L. WALSH, JR., age 46, has been a Director since December 2000.
Mr. Walsh has been chief executive of the Industrial and Special Products division of The BOC Group plc, the multinational industrial gases company, since
June 2001, and prior thereto since 1986 held various positions with The BOC
Group, Inc., the U.S. operating subsidiary of The BOC Group plc, most recently as president, Process Gas Solutions, North America. Mr. Walsh is a director of
The BOC Group plc. Mr. Walsh has a B.A. degree in economics from Harvard College and an M.B.A. degree from the Harvard Graduate School of Business
Administration.

            RICHARD D. WATERS, JR., age 51, has been a Director since October
1999. Mr. Waters is a partner of J.P. Morgan Partners, the private equity investing arm of J.P. Morgan Chase & Co. Prior to joining Chase Capital
Partners, the predecessor to J.P. Morgan Partners, in 1996, Mr. Waters had been in Chase's Merchant Banking Group since 1986. Mr. Waters is also a director of
Environmental Systems Products Holdings, Inc., Jason Holdings, Inc., Pliant
Corporation, and Ripplewood Chemical Holding LLC. Mr. Waters received a B.A.
degree in economics from Hamilton College and an M.B.A. degree from Columbia
University.

            JOHN E. WILSON, age 45, has been a Director since September 2000.
Mr. Wilson has been Senior Vice President of Operations for Coca-Cola North
America Fountain, a division of The Coca-Cola Company, since 1995. Mr. Wilson has held various positions with The Coca-Cola Company since 1978. Mr. Wilson received a B.S. degree in business administration from The Pennsylvania State
University.

COMPENSATION OF DIRECTORS

            Directors do not receive cash compensation for their services as
Directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of
Directors. On January 2, 2001, each of Messrs. Burr, Frome, Raynor, Waters and
Wilson received an option to purchase 10,000 shares of Common Stock, exercisable at $7.82 per share, the fair market value of a share of Common Stock on such date. In addition, each outside Director is eligible to participate in the
Directors' Stock Option Plan.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

            During fiscal 2001, there were four meetings of the Board of
Directors. All Directors attended at least 75% of the meetings of the Board of
Directors and the committees of which they were members. In addition, from time to time, Directors acted by unanimous written consent.

            The Board of Directors has established a Compensation Committee, a
Stock Option Committee and an Audit Committee. The Board of Directors has not
established a nominating committee. Each of the Compensation, Stock Option and
Audit Committees is composed entirely of outside Directors and is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

            Compensation Committee. The Compensation Committee approves the salaries and incentive compensation of the executive officers of the Company.
See "Compensation Committee Report on Executive Compensation." The members of the Compensation Committee are Messrs. Burr, Walsh and Waters. The Compensation
Committee was established by the Board of Directors in May 2001 and did not meet during fiscal 2001. On September 13, 2001, the Compensation Committee and Stock
Option Committee merged to form a single committee, the Compensation and Stock
Option Committee of the Board of Directors of the Company.

            Stock Option Committee. The Stock Option Committee determines the term and grant of stock options in accordance with each of the Company's stock option plans, and administers such plans. From time to time during fiscal 2001, the Stock Option Committee acted by unanimous written consent. The members of the Stock Option Committee are Messrs. Raynor and Frome.

            Audit Committee. The Audit Committee makes recommendations to the
Board of Directors regarding the selection and retention of independent auditors, reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting compliance procedures. See "Report of the Audit Committee."
The members of the Audit Committee are Messrs. Frome, Raynor and Waters. The
Audit Committee met twice during fiscal 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            During the fiscal year ended June 30, 2001, Mr. Waters participated in deliberations of the Board of Directors concerning executive officer compensation. Mr. Waters, a Director of the Company, is a limited partner of
JPMP Master Fund, L.P., which is the general partner of J.P. Morgan Partners
(BHCA), L.P. ("JPM BHCA"). As of June 30, 2001, JPM BHCA owned $23,666,667 aggregate principal amount of the Company's 12% Senior Subordinated Promissory
Notes due 2004 and 2005. In addition, JPM BHCA owns 5,000 shares of Series A
Preferred Stock.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

            The executive compensation philosophy of the Board of Directors is to base management's pay, in part, on achievement of the Company's annual and long-term performance goals, to provide competitive levels of compensation, to recognize individual initiative, achievement and length of service to the
Company, and to assist the Company in attracting and retaining qualified management.

Salaries

            Base salaries for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions within the Company's industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the
Company, the performance of the executive particularly with respect to the ability to manage growth of the Company or to generate sales of the Company's products, length of service to the Company and any increased responsibilities assumed by the executive. The Company places itself in the mid-range level in determining salaries compared to its competitors.

Annual Bonuses

            The Company from time to time considers the payment of bonuses to its executive officers although no formal plan currently exists. Bonuses would be determined based, first, upon the level of achievement by the Company of its strategic and operating goals and, second, upon the level of personal achievement by participants. The achievement of personal goals includes the actual performance of the Company for which the executive officer has responsibility as compared to the planned performance thereof, the level of cost savings achieved by such executive officer, the ability to manage and motivate employees and the achievement of assigned projects. Bonuses are determined annually after the close of each fiscal year. Despite achievement of personal goals, bonuses may not be given based upon the performance of the Company as a whole. No bonus was awarded to any Named Executive Officer for the fiscal year ended June 30, 2001.

Compensation of Chief Executive Officer

            Mr. DeDomenico's salary during the fiscal year ended June 30, 2001 was based upon the terms of his employment agreement. See "Employment
Agreement." Mr. DeDomenico's compensation is believed to be in the mid-range compared to salaries received by other chief executive officers of other carbon dioxide suppliers. This range represents the Company's best estimate as there is limited information available on the salary levels of chief executive officers of the Company's competitors.

Stock Options

            During the fiscal year ended June 30, 2001, with the exception of
Mr. Ranieri, no stock options were awarded to any of the Named Executive
Officers. It is the philosophy of the Stock Option Committee that stock options should be awarded only to key employees of the Company to promote long-term interests between such employees and the Company's shareholders and to assist in the retention of such employees.

                                          Members of the Compensation Committee

                                               Craig L. Burr
                                               John L. Walsh, Jr.
                                               Richard D. Waters, Jr.

REPORT OF THE AUDIT COMMITTEE

            In accordance with a written charter adopted by the Audit Committee of the Company's Board of Directors (the "Committee"), the Committee assists the
Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. The Charter of the
Audit Committee is attached as Appendix A. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

            In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement of Auditing Standards No. 61
(Communications with Audit Committees), as amended.

            In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures and the letter required by the
Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees) and also considered whether the provision of the non-audit related services included below under "Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees" is compatible with maintaining their independence.

            The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

            In reliance on the reviews and discussions referred to above, the
Committee recommended to the Board of Directors, and the Board of Directors
approved, that the audited financial statements of the Company for the three years ended June 30, 2001 be included in the Company's Annual Report on Form
10-K for the period ended June 30, 2001 for filing with the Securities and
Exchange Commission.

                                                 Members of the Audit Committee

                                                     Robert L. Frome
                                                     Daniel Raynor
                                                     Richard D. Waters, Jr.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL
OTHER FEES

            Fees for the last annual audit were approximately $125,000, no fees were billed for financial information systems design and implementation fees, and all other fees were approximately $96,000. Audit related services generally include fees for statutory audits and accounting consultations. All other fees consisted primarily of preparation of state and local tax returns, audit of the
Company's 401(k) plan and review of the Company's quarterly financial statements on Form 10-Q.

OTHER EXECUTIVE OFFICERS

            GREGG F. STEWART, age 40, has been Chief Financial Officer and
Executive Vice President of the Company since May 2001. From 1999 to 2001, Mr.
Stewart was chief financial officer, vice president, finance and treasurer of
TradeStation Group, Inc., a publicly held trading strategy software company and direct access brokerage firm, and from 1998 to 1999, Mr. Stewart was vice president, finance and treasurer of Interim Healthcare, Inc., a privately held provider of home healthcare services and medical staffing. From 1995 to 1998,
Mr. Stewart was executive director, operations and finance at Alamo Rent-A-Car,
Inc. Mr. Stewart is a Certified Public Accountant and has a B.S. degree in accounting from Marquette University.

            RONALD S. JACKSON, age 44, has been Executive Vice President,
Operations of the Company since June 2001. Prior to joining the Company, Mr.
Jackson was vice president and general manager of BOC Safequest(TM), a new venture in food safety backed by The BOC Group, Inc., the U.S. operating subsidiary of the multinational industrial gases company, The BOC Group plc.
From 1986 to 2000, Mr. Jackson held various senior management positions with The
BOC Group plc, most recently as global director, operations, BOC Edwards
Electronic Materials division. Mr. Jackson has a B.A. degree from the University of California, Los Angeles and an M.B.A. degree from the University of Michigan.

            ERIC M. WECHSLER, age 42, has been General Counsel and Secretary of the Company since January 1998. Prior to joining the Company, Mr. Wechsler, since 1990, was a corporate associate at the law firm of Olshan Grundman Frome
Rosenzweig & Wolosky LLP, the Company's legal counsel. Mr. Wechsler has a J.D.
degree from Fordham University, an M.B.A. degree from New York University and a
B.A. degree from Northwestern University.

            JOANN SCHIRRIPA, age 41, has been Treasurer of the Company since
October 1996 and until May 2001 was also the Company's Chief Financial Officer.
Prior to joining the Company, Ms. Schirripa was a partner at Cooper, Selvin &
Strassberg, LLP. Ms. Schirripa is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Ms. Schirripa has a B.S.
degree in accounting from the State University of New York at Oswego.

                               SECURITY OWNERSHIP

            The following table sets forth information concerning ownership of the Common Stock and Series A Preferred Stock, as at the Record Date, by (i)
each Director, (ii) each of the executive officers named in the Summary
Compensation Table below, (iii) all Directors and executive officers as a group and (iv) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock or Series A Preferred Stock.

                                                                      AMOUNT AND NATURE OF
                                                                             BENEFICIAL                   PERCENT OF
NAME AND ADDRESS (1)                                                        OWNERSHIP(2)                   CLASS (3)
--------------------                                                        -----------                   ---------
                                  COMMON STOCK
Michael E. DeDomenico........................................................158,000  (4)                     1.8

Craig L. Burr................................................................335,100  (5)                     3.9

Robert L. Frome..............................................................175,972  (6)                     2.0

Daniel Raynor................................................................306,970  (7)                     3.5

Edward M. Sellian............................................................684,985  (8)                     7.8

John L. Walsh, Jr............................................................  2,000  (9)                       *

Richard D. Waters, Jr......................................................1,249,694 (10)                    12.6

John E. Wilson.................................................................4,000 (11)                       *

Gregg F. Stewart..............................................................24,000 (12)                       *

Ronald S. Jackson.............................................................24,000 (13)                       *

Eric M. Wechsler..............................................................45,000 (14)                       *

Joann Schirripa..............................................................134,000 (15)                     1.5

William P. Egan..............................................................462,000 (16)                     5.3
c/o Burr, Egan, Deleage & Co.
200 Clarendon Street
Boston, MA  02116

J.P. Morgan Partners (BHCA), L.P. .........................................1,249,694 (17)                    12.6
1221 Avenue of the Americas
New York, NY  10020

The BOC Group, Inc.........................................................1,809,319 (18)                    20.0
575 Mountain Avenue
Murray Hill, NJ  07974

All Directors and executive officers as a group (12 persons)...............3,143,721 (19)                    30.0

                            SERIES A PREFERRED STOCK

Richard D. Waters, Jr..........................................................5,000 (20)                   100.0

J.P. Morgan Partners (BHCA), L.P. .............................................5,000 (20)                   100.0
1221 Avenue of the Americas
New York, NY  10020

All Directors and executive officers as a group (1 person) ....................5,000 (20)                   100.0

------------------------------

(1)    Unless otherwise indicated, the address of each beneficial owner is c/o the Company, 2800 S.E. Market Place, Stuart, FL 34997.
(2)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 ("Rule13d-3") and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power and for beneficial ownership purposes includes any options or other rights to subscribe for Common Stock which are exercisable within sixty (60) days of the Record Date.
(3)    The percentage of class is calculated in accordance with Rule 13d-3 and attributes, for beneficial ownership purposes, any options or other rights to subscribe for Common Stock which are exercisable within sixty
       (60) days of the Record Date.
(4)    Includes 145,000 shares issuable upon exercise of stock options.
(5)    Includes 52,300 shares owned by Mr. Burr's minor sons with respect to which Mr. Burr disclaims beneficial ownership, 83,750 shares owned by The
       William P. Egan 1985 Children's Trust of which Mr. Burr is a trustee but disclaims beneficial ownership and 62,050 shares owned by The William P.
       Egan 1986 Children's Trust of which Mr. Burr is a trustee but disclaims beneficial ownership. Mr. Burr is neither a trustee nor claims any beneficial ownership in shares owned by The Craig L. Burr 1986 Children's
       Trust (See (16) below). Also includes 6,000 shares issuable upon exercise of stock options.
(6)    Includes 10,000 shares owned by Frome & Co., a limited partnership of which Mr. Frome is the general partner, 6,000 shares owned by Mr. Frome's minor daughter with respect to which Mr. Frome disclaims beneficial ownership, 5,550 shares owned by Mr. Frome's spouse with respect to which
       Mr. Frome disclaims beneficial ownership and 12,000 shares issuable upon exercise of stock options.
(7)    Includes 37,744 shares owned by The Argentum Group, a general partnership of which Mr. Raynor is the president of a general partner, 256,226 shares owned by Argentum Capital Partners, L.P., a limited partnership of which
       Mr. Raynor is chairman of the general partner, and 8,000 shares issuable upon exercise of stock options.
(8)    Includes 10,000 shares held by Mr. Sellian's spouse, 400 shares held by
       Mr. Sellian's grandchildren and great-niece of which Mr. Sellian is the custodian and 150,000 shares issuable upon exercise of stock options.
(9)    Represents 2,000 shares issuable upon exercise of stock options.
(10)   Represents 651,042 shares issuable upon exercise of common stock purchase warrants and 592,652 shares issuable upon conversion of 5,000 shares of
       Series A Preferred Stock owned by J.P. Morgan Partners (BHCA), L.P. ("JPM
       BHCA") and 6,000 shares issuable upon exercise of stock options held by
       Mr. Waters. Mr. Waters is a limited partner of JPMP Master Fund Manager,
       L.P. ("MF Manager"), which is the general partner of JPM BHCA. A portion of these securities may be deemed attributable to Mr. Waters because he is a limited partner of MF Manager, the general partner of JPM BHCA. The actual pro rata portion of the Company's securities that may be deemed attributable to Mr. Waters is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM BHCA and MF Manager. Mr. Waters disclaims beneficial ownership to the extent it exceeds his pecuniary interest in
       MF Manager.
(11)   Represents 4,000 shares issuable upon exercise of stock options.
(12)   Represents 24,000 shares issuable upon exercise of stock options.
(13)   Represents 24,000 shares issuable upon exercise of stock options.
(14)   Includes 42,000 shares issuable upon exercise of stock options.
(15)   Includes 133,000 shares issuable upon exercise of stock options.
(16)   Includes 331,000 shares owned by The Craig L. Burr 1986 Children's Trust of which Mr. Egan is a trustee but disclaims beneficial ownership. Mr.
       Egan is neither a trustee nor claims any beneficial ownership in shares owned by the William P. Egan 1985 Children's Trust or the William P. Egan
       1986 Children's Trust (See (5) above).
(17)   Represents 651,042 shares issuable upon exercise of common stock purchase warrants, 592,652 shares issuable upon conversion of 5,000 shares of
       Series A Preferred Stock and 6,000 shares issuable upon exercise of stock options held by Mr. Waters.
(18)   Includes 400,000 shares issuable upon exercise of a common stock purchase warrant.
(19)   Includes 651,042 shares issuable upon exercise of common stock purchase warrants and 592,652 shares issuable upon conversion of 5,000 shares of
       Series A Preferred Stock owned by JPM BHCA and 556,000 shares issuable upon exercise of stock options held by Directors and executive officers.
(20)   See (10) and (17) above.

EXECUTIVE COMPENSATION

            The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to each individual serving as Chief
Executive Officer of the Company and the three other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended June 30, 2001 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                                     Long-Term
                                                                                                   Compensation
                                                                                                       Awards
                                                                                                       ------
                                                                  Annual Compensation
                                                  ---------------------------------------------
                                 Fiscal Year                                      Other Annual                      All Other
Name and Principal Position     Ended June 30     Salary ($)     Bonus ($)      Compensation ($)    Options (#)   Compensation ($)
---------------------------     -------------     ----------     ---------      ----------------    -----------   ----------------

Edward M. Sellian                   2001              80,000             --            --                 --          80,000   (2)
  Chairman of the Board (1)         2000             163,076             --            --                 --              --
                                    1999             160,615             --            --                 --              --

Michael E. DeDomenico               2001             280,221             --        42,758   (3)      100,000              --
  President,                        2000               6,700        150,000            --            300,000              --
  Chief Executive Officer           1999                  --             --            --                 --              --

Robert Ranieri (4)                  2001             174,712             --            --             40,000         185,000 (5)
  Chief Operating Officer,          2000             136,538             --            --                 --              --
  Executive Vice President          1999             100,385             --            --             80,000              --

Joann Schirripa                     2001             152,894             --            --                 --              --
  Treasurer (6)                     2000             152,894             --            --                 --              --
                                    1999             150,587             --            --             40,000              --

Eric M. Wechsler                    2001             143,557             --            --                 --              --
  General Counsel, Secretary        2000             137,596             --            --                 --              --
                                    1999             135,519             --            --             35,000              --

---------------------
(1)   Mr. Sellian was also Chief Executive Officer until September 2000.
(2)   Mr. Sellian's all other compensation represents $80,000 paid pursuant to a restrictive covenant agreement. See "Restrictive Covenant Agreement."
(3)   Mr. DeDomenico's other annual compensation includes $40,000 for relocation expenses incurred in moving to Stuart, Floirda.
(4)   Mr. Ranieri's employment terminated in June 2001.
(5)   Mr. Ranieri's all other compensation represents payments to be made in connection with the termination of his employment.
(6)   Ms. Schirripa was also Chief Financial Officer until May 2001.

            The following table sets forth certain information regarding stock option grants made to the Named Executive Officers during the fiscal year ended
June 30, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                               Individual Grants
                     -------------------------------------------------------------------------------------------------
                                                                                       Potential Realizable Value at
                                                                                          Assumed Annual Rates of
                                                                                        Appreciation for Option Term
                                                                                      -------------------------------
                     Number of     % of Total
                    Securities       Options
                    Underlying      Granted to
                     Options       Employees in    Exercise or Base   Expiration
                    Granted (#)     Fiscal Year       Price ($/Sh)        Date               5% ($)          10% ($)
                    ------------    -----------       ------------        ----               ------          -------

Robert Ranieri       40,000(1)        10.8               6.188          10/1/10              155,664          394,483

------------------------------

(1)   All options became immediately exercisable as of the result of the termination of Mr. Ranieri's employment.

            The following table sets forth certain information regarding stock option exercises and unexercised stock options held by each of the Named
Executive Officers as of June 30, 2001.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                                Number of          Value of Unexercised
                                                                           Unexercised Options     In-the-Money Options
                                                                           at June 30, 2001(#)    at June 30, 2001 ($)(2)

                                  Shares Acquired on     Value Realized       Exercisable/           Exercisable/
      Name                            Exercise(#)            ($)(1)           Unexercisable          Unexercisable
      ----                        ------------------     --------------       -------------          -------------
Edward M. Sellian                          --                      --             150,000/0              269,477/0
Michael E. DeDomenico                      --                      --        60,000/240,000      332,400/1,329,600
Robert Ranieri                        213,783               1,458,428 (3)               0/0                    0/0
Joann Schirripa                        16,000                 139,200 (4)    125,000/24,000        155,000/162,960
Eric M. Wechsler                       14,000                 133,000 (4)     35,000/21,000         45,150/142,590

--------------
(1)   An individual, upon exercise of an option, does not receive cash equal to the amount contained in the Value Realized column of this table. Instead, the amounts contained in the Value Realized column reflect the increase in the price of the Common Stock from the option grant date to the option exercise date. No cash is realized until the shares received upon exercise of an option are sold.
(2)   On June 29, 2001 the last reported sales price of the Common Stock as reported by the Nasdaq National Market was $12.29 per share.
(3)   The exercise prices of the stock options were $9.00, which was equal to the fair market value of a share of Common Stock on the grant date, which was December 22, 1995; $11.25, which was equal to the fair market value of a share of Common Stock on the grant date, which was November 22, 1996;
      $10.25, which was equal to the fair market value of a share of Common
      Stock on the grant date, which was December 9, 1997; $5.50, which was equal to the fair market value of a share of Common Stock on the grant date, which was May 18, 1999; and $6.188, which was equal to the fair market value of a share of Common Stock on the grant date, which was
      October 1, 2000.

                                       10

(4)   The exercise price of the stock option was $5.50, which was equal to the fair market value of a share of Common Stock on the grant date, which was
      May 18, 1999.

EMPLOYMENT AGREEMENT

            Mr. DeDomenico is employed as President and Chief Executive Officer of the Company under an employment agreement expiring on June 30, 2005 at a base salary of $300,000 per annum. Mr. DeDomenico is eligible to receive annual bonuses consisting of cash payments and options to purchase shares of Common
Stock based upon the achievement of estimated EBITDA and other operating and financial criteria as projected in the Company's business plan established by the Board of Directors for the applicable fiscal year. In the event that Mr.
DeDomenico's employment is terminated due to permanent disability or death, Mr.
DeDomenico, or his beneficiaries, is entitled to receive a payment equal to 100%
of his then current annual base salary. In the event that Mr. DeDomenico voluntarily terminates his employment for "Good Reason" after a "Change in
Control" of the Company occurs, Mr. DeDomenico is entitled to receive a payment equal to two times his then current annual cash compensation and other specified benefits.

RESTRICTIVE COVENANT AGREEMENT

            In connection with the cessation of Mr. Sellian's employment with the Company, the Company entered into a restrictive covenant agreement with Mr.
Sellian that provides for monthly payments of $13,333 to Mr. Sellian until
December 31, 2003. In addition, the Company will continue health insurance coverage for Mr. Sellian and his spouse until December 31, 2003. Until December
31, 2005, Mr. Sellian shall not, without the prior written consent of the
Company, associate with any competitive business or solicit the employment of any employee of the Company for a competitive business.

STOCK OPTION PLANS

            1995 STOCK OPTION PLAN. Under the Company's 1995 Stock Option Plan
(the "1995 Plan"), 1,550,000 shares of Common Stock are reserved for issuance upon the exercise of stock options. The Board of Directors has proposed an amendment to the 1995 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,550,000 shares to 1,950,000 shares. See
"Proposal No. 2 - Amendment to the 1995 Stock Option Plan." Options to purchase an aggregate of 1,251,901 shares of Common Stock are presently outstanding.
Options to purchase 271,732 shares of Common Stock have been exercised. The 1995
Plan is designed as a means to attract, retain and motivate key employees. The
Stock Option Committee administers and interprets the 1995 Plan.

            The 1995 Plan provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as
amended) and nonqualified stock options. Options are granted under the 1995 Plan on such terms and at such prices as determined by the Stock Option Committee, except that the per share exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant and the per share exercise price of nonqualified stock options cannot be less than 75%
of the fair market value of the Common Stock on the date of grant. Each option is exercisable after the period or periods specified in the option agreement, but no option may be exercisable after the expiration of ten years from the date of grant. Options granted under the 1995 Plan are not transferable other than by will or by the laws of descent and distribution.

            DIRECTORS' STOCK OPTION PLAN. The Company's Directors' Stock Option
Plan (the "Directors' Plan") provides for the grant of options to purchase
Common Stock to outside Directors of the Company. The Directors' Plan authorizes the issuance of a maximum of 60,000 shares of Common Stock. The Board of
Directors has proposed an amendment to the Directors' Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 60,000 shares to 110,000 shares. See "Proposal No. 3 - Amendment to the Directors'
Stock Option Plan." Options to purchase an aggregate of 54,000 shares of Common
Stock are presently outstanding. Options to purchase 2,000 shares of Common
Stock have been exercised.

            The Directors' Plan is administered by the Board of Directors. Under the Directors' Plan each outside Director receives options for 6,000 shares of
Common Stock on the date of his or her first election to the Board of Directors.
In addition, on the third anniversary of each Director's first election to the
Board, and on each three year anniversary thereafter, each outside Director will receive an additional option to purchase 6,000 shares of Common Stock. The exercise price per share for all options granted under the Directors' Plan will be equal to the fair market value of the Common Stock as of the date preceding the date of grant. All options vest in three equal annual installments, beginning on the first anniversary of the date of grant.

                                       11

SECTIONAL 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and
Exchange Commission (the "Commission"). Executive officers, Directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

            To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended June 30, 2001, its executive officers, Directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements, with the exception of (i) Ronald S. Jackson, whose Form 3 for June 2001 was inadvertently filed late and (ii) Robert Ranieri, whose Form 4 for May 2001 was filed late.

PERFORMANCE GRAPH

            The following graph compares, for each of the fiscal years indicated, the annual percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return of (i)
the Nasdaq Stock Market (U.S.) Index, a broad equity market index, and (ii) the
Russell 2000 Index, a "small cap" index. The Company has elected to use the
Russell 2000 Index since it does not use a published industry or line-of-business index and does not believe it can reasonably identify a peer group.

                                [OBJECT OMITTED]

Assumes $100 invested on June 30, 1996 in the Company's Common Stock, the
Russell 2000 Index and the Nasdaq Stock Market (U.S.) Index. The calculations in the table were made on a dividends reinvested basis.

                                       12

                                 PROPOSAL NO. 2

                     AMENDMENT TO THE 1995 STOCK OPTION PLAN

            The Board of Directors proposes the amendment to the 1995 Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,550,000 shares to 1,950,000 shares (the "Amendment"). The 1995 Plan is designed as a means to attract, retain and motivate key employees. On September
13, 2001, the Board of Directors voted to approve the Amendment, subject to shareholder approval.

            The Stock Option Committee administers and interprets the 1995 Plan.
The 1995 Plan provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue code of 1986, as amended) and nonqualified stock options. Options are granted under the 1995 Plan on such terms and at such prices as determined by the Stock Option Committee, except that the per share exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant and the per share exercise price of nonqualified stock options cannot be less than 75% of the fair market value of the Common Stock on the date of grant. Each option is exercisable after the period or periods specified in the option agreement, but no option may be exercisable after the expiration of ten years from the date of grant. Options granted under the 1995 Plan are not transferable other than by will or by the laws of descent and distribution.

            As of the date hereof, stock options to purchase 1,251,901 shares of
Common Stock, at exercise prices ranging from $5.50 to $12.05 per share, have been granted and are outstanding under the 1995 Plan. Options to purchase
271,732 shares of Common Stock have been exercised through the date hereof. The
1995 Plan will terminate on November 7, 2005, but may be terminated by the Board of Directors at any time prior to such date. The following table sets forth certain information regarding stock options held by employees of the Company:

            NAME AND POSITION                              NUMBER OF OPTIONS (1)(2)
            -----------------                              ------------------------

            Edward M. Sellian                                    150,000
            Director

            Michael E. DeDomenico,                               400,000
            Chairman, Chief Executive Officer

            Robert Ranieri                                             0

            Joann Schirripa,                                     149,000
            Treasurer

            Eric M. Wechsler                                      56,000
            General Counsel, Secretary

            Executive Officer Group (3)                          845,000

            Non-Executive Officer Director Group (4)             150,000

            Non-Executive Officer Employee Group (5)             159,530
--------------
 (1)  On October 18, 2001, the last reported sales price of the Company's Common
      Stock as reported by the Nasdaq National Market was $11.50 per share.
 (2)  Information contained in this table is duplicative of information contained in "Executive Compensation" and does not signify additional grants of options to purchase shares of Common Stock.
 (3)  All current executive officers as a group.
 (4)  All current Directors who are not executive officers as a group.
 (5)  All employees, including all current officers who are not executive officers, as a group.

            Only 26,367 shares of Common Stock remain available for the grant of options under the 1995 Plan. The Board of Directors believes it is in the
Company's best interests to approve the Amendment which would allow the Company to continue to grant options under the 1995 Plan to secure for the Company the benefits of the additional incentive inherent in the ownership of shares of

                                       13

Common Stock by key employees of the Company and to help the Company secure and retain the services of key employees. The 1995 Plan is an important factor in accomplishing these goals, especially in companies like the Company that utilize stock options as a portion of the compensation and incentives of employees and for aligning the interests of its employees with the interests of its shareholders.

            The proposal to approve the Amendment requires approval by a majority of the votes cast by the holders of Common Stock voting in person or by proxy.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT.

                                 PROPOSAL NO. 3

                  AMENDMENT TO THE DIRECTORS' STOCK OPTION PLAN

            The Board of Directors proposes the amendment to the Directors'
Stock Option Plan to increase the number of shares reserved for issuance thereunder from 60,000 shares to 110,000 shares (the "Directors' Plan
Amendment"). The Directors' Plan provides for the grant of options to purchase
Common Stock to outside Directors of the Company. On September 13, 2001, the
Board of Directors voted to approve the Directors' Plan Amendment, subject to shareholder approval.

            The Directors' Plan is administered by the Board of Directors. Under the Directors' Plan each outside Director receives options for 6,000 shares of
Common Stock on the date of his or her first election to the Board of Directors.
In addition, on the third anniversary of each Director's first election to the
Board, and on each three year anniversary thereafter, each outside Director will receive additional options to purchase 6,000 shares of Common Stock. The exercise price per share for all options granted under the Directors' Plan will be equal to the fair market value of the Common Stock as of the date preceding the date of grant. All options vest in three equal installments, beginning on the first anniversary of the date of grant, and expire ten years from the date of grant.

            As of the date hereof, stock options to purchase 54,000 shares of
Common Stock, at exercise prices ranging from $6.063 to $13.25 per share, have been granted and are outstanding under the Directors' Plan. Options to purchase
2,000 shares of Common Stock have been exercised through the date hereof. The
Directors' Plan will terminate on November 7, 2005, but may be terminated by the
Board of Directors at any time prior to such date.

            Only 4,000 shares of Common Stock remain available for the grant of options under the Directors' Plan. The Board of Directors believes it is in the
Company's best interests to approve the Directors' Plan Amendment which would allow the Company to continue to grant options under the Directors' Plan.
Directors do not receive cash compensation for their services as Directors or members of committees of the Board of Directors, but are reimbursed for their reasonable expenses incurred in attending meetings of the Board of Directors.

            The proposal to approve the Directors' Plan Amendment requires approval by a majority of the votes cast by the holders of Common Stock voting in person or by proxy.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS' PLAN
                                   AMENDMENT.

                                       14

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Mr. Richard D. Waters, Jr., a Director of the Company, is a limited partner of JPMP Master Fund Manager, L.P., which is the general partner of J.P.
Morgan Partners (BHCA), L.P. ("JPM BHCA"). As of June 30, 2001, JPM BHCA owned
$23,666,667 aggregate principal amount of the Company's 12% Senior Subordinated
Promissory Notes due 2004 and 2005. In addition, JPM BHCA owns 5,000 shares of
Series A Preferred Stock.

            The Company leases its Stuart, Florida headquarters complex and Ft.
Myers, Florida and Wappingers Falls, New York depots from Mr. Sellian. Rent expense for these facilities totaled $340,327 for the fiscal year ended June 30,
2001.

            Mr. Robert L. Frome, a Director of the Company, is a member of the law firm of Olshan Grundman Frome Rosenzweig & Wolosky LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the
Company by such firm during the last fiscal year did not exceed 5% of such firm's revenues.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            A representative of Margolin, Winer & Evens LLP, the Company's independent public accountants, is expected to be present at the Annual Meeting to answer any appropriate shareholder questions, and will, if he so desires, have the opportunity to make a statement. The Company has not selected independent accountants for the current fiscal year ending June 30, 2002 and will solicit bids from appropriate candidates.

                              SHAREHOLDER PROPOSALS

            Proposals which shareholders wish to be considered for inclusion in the Company's proxy statement and form of proxy for next year's annual meeting of shareholders must be received by the Secretary of the Company by June 30,
2002 and must comply with the requirements of Rule 14a-8 under the Securities
Exchange Act of 1934, as amended. In addition, any shareholder proposal intended for presentation from the floor at next year's annual meeting of shareholders without inclusion of the proposal in the Company's proxy materials must be received by the Secretary of the Company no later than September 12, 2002. The
Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                            EXPENSES OF SOLICITATION

            The accompanying proxy is solicited by, and on behalf of, the Board of Directors, and the entire cost of such solicitation will be borne by the
Company. It is expected that solicitations will be made primarily by mail, but officers, Directors and employees or representatives of the Company may also solicit proxies by telephone, telegram or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

                                  OTHER MATTERS

            So far as it is known, there is no business other than that described above to be represented for action by the shareholders at the forthcoming Annual Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any adjournments thereof, in accordance with the discretion of the persons named therein.

                                       15

                                    FORM 10-K

            The Company will furnish without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2001 as filed with the Securities and Exchange Commission to shareholders of record as of the
Record Date who make written request to Eric M. Wechsler, Secretary, NuCo2 Inc.,
2800 SE Market Place, Stuart, Florida 34997.

                                           By Order of the Board of Directors

                                           Michael E. DeDomenico
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER

October 29, 2001

                                       16

                                   APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.          PURPOSE

            The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

            o   Serve as an independent and objective party to monitor the
                Corporation's financial reporting process and internal control system.
            o   Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.
            o   Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, if any, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.         COMPOSITION

            The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.
All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

            The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full
Committee membership.

III.        MEETINGS

            The Committee shall meet at least four times annually (in person or telephonically), or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the
Corporations financials consistent with IV.4 below.

                                       17

IV.         RESPONSIBILITIES AND DUTIES

            To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.          Review and update this Charter periodically, as conditions dictate.

2.          Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.          Review the regular internal reports to management prepared by the internal auditing department and management's response.

Independent Accountants

4.          Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5.          Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6.          Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

7.          In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

8.          Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9.          Consider and approve, if appropriate, major changes to the
Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

10.         Establish regular and separate systems of reporting to the Audit
Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11.         Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12.         Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

13.         Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

                                       18

Ethical and Legal Compliance

14.         Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15.         Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

16.         Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

17.         Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

18.         Perform any other activities consistent with this Charter, the
Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                       19

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NUCO2 INC.
            PROXY--ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 13, 2001

            The undersigned, a shareholder of NuCo2 Inc., a Florida corporation
(the "Company"), does hereby constitute and appoint Michael E. DeDomenico and
Gregg F. Stewart and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock and Series A Preferred
Stock of the Company that the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Shareholders of the Company to
be held at the Hutchinson Island Marriott Beach Resort and Marina, 555 NE Ocean
Boulevard, Stuart, Florida 34996 on Thursday, December 13, 2001 at 10:00 a.m.,
local time, or at any adjournment or adjournments thereof.

         The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

         1.   ELECTION OF DIRECTORS:
              The election of Michael E. DeDomenico, Craig L. Burr, Robert L.
              Frome, Daniel Raynor, Edward M. Sellian, John L. Walsh, Jr.,
              Richard D. Waters, Jr. and John E. Wilson.

              / / FOR   / / TO WITHHOLD AUTHORITY to vote for all nominees.
              TO WITHHOLD AUTHORITY to vote for any individual nominee(s), print name(s) below:

              ------------------------------------------------------------------

         2.   TO AMEND THE COMPANY'S 1995 STOCK OPTION PLAN.
              / /  FOR     /  /  AGAINST     /  / ABSTAIN

         3.   TO AMEND THE COMPANY'S DIRECTORS' STOCK OPTION PLAN.
              / /  FOR     /  /  AGAINST     /  / ABSTAIN

         4.   DISCRETIONARY AUTHORITY

                                                 (Continued on the reverse side)

       THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT THE
NOMINEES AS DIRECTORS TO APPROVE THE AMENDMENT TO THE COMPANY'S 1995 STOCK
OPTION PLAN, TO APPROVE THE AMENDMENT TO THE COMPANY'S DIRECTORS' STOCK OPTION
PLAN AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT
TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

       The undersigned  hereby revokes any proxy or proxies heretofore given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated  October 29,  2001,  and a copy of the  Company's  Annual
Report for the fiscal year ended June 30, 2001.

                                             PLEASE  MARK,  DATE,  SIGN AND MAIL
                                        THIS PROXY IN THE ENVELOPE  PROVIDED FOR
                                        THIS PURPOSE.  NO POSTAGE IS REQUIRED IF
                                        MAILED IN THE UNITED STATES.

                                        ________________________________, 2001
                                        ________________________________ (L.S.)
                                        ________________________________ (L.S.)
                                               Signature(s)

                                             NOTE:  Please sign  exactly as your
                                        name  or  names  appear   hereon.   When
                                        signing    as    attorney,     executor,
                                        administrator,   trustee  or   guardian,
                                        please  indicate  the  capacity in which
                                        signing.  When signing as joint tenants,
                                        all  parties in the joint  tenancy  must
                                        sign.   When  a  proxy  is  given  by  a
                                        corporation,  it should  be signed  with
                                        full corporate name by a duly authorized
                                        officer.